Exhibit 99.1

        LETTER OF TRANSMITTAL

SINCLAIR BROADCAST GROUP, INC.

Offer for All Outstanding
8% Senior Subordinated Notes due 2012
In Exchange For

8% Senior Subordinated Notes due 2012
That Have Been Registered Under the Securities Act of 1933

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                            , 2003 UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE").

The exchange agent for the exchange offer is:

WACHOVIA BANK, NATIONAL ASSOCIATION
(FORMERLY FIRST UNION NATIONAL BANK)

By Hand Delivery, Overnight Courier or Registered/Certified Mail:	By Facsimile Transmission:
Wachovia Bank, National Association c/o Customer Information Center 1525 West W.T. Harris Boulevard Charlotte, N.C. 28288 Attn: Reorganization Department, 3C3-NC 1153	704-590-7628 To Confirm by Telephone or for Information: 704-590-7409

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        This letter of transmittal is to be completed by holders of outstanding 8% senior subordinated notes due 2012 (the "original notes") if: (i) certificates representing original notes are to be physically delivered to the exchange agent herewith by such holders, (ii) the exchange of original notes is to be made by book-entry transfer to the exchange agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer—Procedures for Tendering Original Notes" in the prospectus by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of original notes, unless an agent's message is delivered in connection with such book-entry transfer, or (iii) the exchange of original notes is to be made according to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer—Procedures for Tendering Original Notes—Guaranteed Delivery."

        Please list below the original notes to which this letter of transmittal relates. If the space provided below is inadequate, please list the certificate numbers and aggregate principal amounts on a separately executed schedule and affix the schedule to this letter of transmittal.

DESCRIPTION OF 8% SENIOR SUBORDINATED NOTES DUE 2012 TENDERED

Name(s) and address(es) of registered holder(s), exactly as name(s) appear(s) on certificate(s) (please fill in, if blank)	Certificate number(s)*	Aggregate principal amount of notes delivered	Aggregate principal amount of original notes tendered for exchange**

* Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.
** Need not be completed if tendering for exchange all original notes delivered to the exchange agent. All original notes delivered shall be deemed tendered unless a lesser number is specified in this column. All tenders must be in multiples of $1,000 of principal amount.

Delivery of documents to DTC does not constitute delivery to the exchange agent.

Note: Signatures must be provided below.

Please read the accompanying instructions carefully.

        The exchange offer is made upon the terms and subject to the conditions set forth in the prospectus and herein. Holders should carefully review the information set forth in the prospectus and in this letter of transmittal.

        The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

        The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the prospectus should be directed to Wachovia Bank, National Association (formerly First Union National Bank), the exchange agent for the exchange offer at the address and telephone number set forth on the front page of this letter of transmittal. See Instruction 9 below.

        Holders that are exchanging by book-entry transfer to the exchange agent's account at DTC can execute the exchange through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the exchange offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the exchange agent's DTC account. DTC will then send an agent's message to the exchange agent for its acceptance. DTC participants may also accept the exchange offer by submitting a notice of guaranteed delivery through ATOP.

        If a holder desires to exchange original notes pursuant to the exchange offer and: (i) certificates for such original notes are not immediately available, (ii) the letter of transmittal, the original notes or any other documents required by this letter of transmittal cannot be delivered to the exchange agent before the expiration date, or (iii) the procedures for book-entry transfer cannot be completed on or before the expiration date, such holder may nevertheless exchange such original notes with the effect that such exchange will be deemed to have been received before the expiration date. Holders may effect such an exchange of original notes in accordance with the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer—Procedures for Tendering Original Notes—Guaranteed Delivery." See Instruction 1 below.

        The exchange offer is not being made to, nor will tenders of original notes be accepted from or on behalf of holders in any jurisdiction in which the exchange offer would not be in compliance with the laws of that jurisdiction.

TENDER OF ORIGINAL NOTES
☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.
☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING:
Name of tendering institution:
DTC account number:
Transaction code number:
☐
CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT. IN SUCH CASE, PLEASE ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:
Name of registered holder(s):
Window ticket number (if any):
Date of execution of notice of guaranteed delivery:
Name of eligible institution that guaranteed delivery:

☐
CHECK HERE IF YOU ARE A BROKER-DEALER THAT ACQUIRED THE ORIGINAL NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE EXCHANGE OFFER AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO. IN SUCH CASE, PLEASE COMPLETE THE FOLLOWING:
Name:
Address:
Area code and telephone number:
Contact person:

Ladies and Gentlemen:

        The undersigned hereby tenders to Sinclair Broadcast Group, Inc., a Maryland corporation (the "Company"), the above-described aggregate principal amount of the Company's 8% senior subordinated notes due 2012 (the "original notes") in exchange for a like aggregate principal amount of the Company's 8% senior subordinated notes due 2012 (the "exchange notes"), which have been registered under the Securities Act of 1933, upon the terms and subject to the conditions set forth in the prospectus dated                      , 2003 (as the same may be amended or supplemented from time to time, the "prospectus"), receipt of which is acknowledged, and this letter of transmittal (which, together with the prospectus, constitutes the "exchange offer").

        Subject to and effective upon the acceptance for exchange of all or any portion of the original notes tendered herewith in accordance with the terms and conditions of the exchange offer (including, if the exchange offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such original notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the exchange agent as its agent and attorney-in-fact (with full knowledge that the exchange agent is also acting as agent of the Company in connection with the exchange offer) with respect to the tendered original notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the prospectus, to (i) deliver certificates for original notes together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the exchange agent, as the undersigned's agent, of the exchange notes to be issued in exchange for such original notes, (ii) present certificates for such original notes for transfer, and to transfer the original notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such original notes, all in accordance with the terms and conditions of the exchange offer.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the original notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the original notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the exchange agent to be necessary or desirable to complete the exchange, assignment and transfer of the original notes tendered hereby.

        The name(s) and address(es) of the registered holder(s) of the original notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates (or, in the case of book-entry securities, on the relevant security position listing) representing such original notes. The certificate number(s) and the principal amount of original notes that the undersigned wishes to tender should be indicated in the appropriate boxes above unless the original notes are being tendered by book-entry or in accordance with DTC's Automated Tender Offer Program ("ATOP") procedures.

        If any tendered original notes are not exchanged pursuant to the exchange offer for any reason, or if certificates are submitted for more original notes than are tendered or accepted for exchange, certificates for such nonexchanged or nontendered original notes will be returned (or, in the case of original notes tendered by book-entry transfer, such original notes will be credited to the appropriate account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the exchange offer.

        The undersigned understands that tenders of original notes pursuant to any one of the procedures described in "The Exchange Offer—Procedures for Tendering Original Notes" in the prospectus or in the instructions hereto will, upon the Company's acceptance for exchange of such tendered original notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the exchange offer. The undersigned recognizes that, under certain circumstances set forth in the prospectus, the Company may not be required to accept for exchange any of the original notes tendered hereby.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the exchange notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of original notes, that such exchange notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing original notes not tendered or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of original notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby directs that the exchange notes be delivered to the undersigned at the address shown below the undersigned's signature.

        By tendering original notes and executing this letter of transmittal, the undersigned hereby represents and agrees that (i) the undersigned is not an "affiliate" of the Company, (ii) any exchange notes to be received by the undersigned are being acquired in the ordinary course of its business, (iii) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of original notes or exchange notes to be received in the exchange offer, and (iv) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of such exchange notes. By tendering original notes pursuant to the exchange offer and executing this letter of transmittal, a holder of original notes that is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties, that (a) such original notes held by the broker-dealer are held only as a nominee, or (b) such original notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver a prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such exchange notes (provided that, by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

        The Company has agreed that, subject to the provisions of the registration rights agreements dated as of November 8, 2002 and December 31, 2002, the prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer (as defined below) in connection with resales of exchange notes received in exchange for original notes where such original notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the expiration date (subject to extension under certain limited circumstances described in the registration rights agreements) or, if earlier, when all such exchange notes have been disposed of by such participating broker-dealer. In that regard, each broker-dealer who acquired original notes for its own account as a result of market-making or other trading activities (a "participating broker-dealer"), by tendering such original notes and executing this letter of transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the prospectus untrue in any material respect or which causes the prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the registration rights agreements, such participating broker-dealer will suspend the sale of exchange notes pursuant to the prospectus until the Company has amended or supplemented the prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to the participating broker-dealer or the Company has given notice that the sale of the exchange notes may be resumed, as the case may be, if the Company or the trust gives such notice to suspend the sale of the exchange notes, it shall extend the 180-day period referred to above during which participating broker-dealers are entitled to use the prospectus in connection with the resale of exchange notes by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers shall have received copies of the supplemented or amended prospectus necessary to permit resales of the exchange notes or to and including the date on which the Company has given notice that the sale of exchange notes may be resumed, as the case may be.

        Holders of exchange notes on the relevant record date for the first interest payment date following the consummation of the exchange offer will receive interest accruing from the most recent date to which interest has been paid on the original notes or, if no interest has been paid, from the date of issuance of the original notes. Such interest will be paid with the first interest payment on the exchange notes on September 15, 2003. Interest on the original notes accepted for exchange will cease to accrue upon issuance of the exchange notes. Interest on the exchange notes is payable semi-annually on each September 15 and March 15.

        All authority herein conferred or agreed to be conferred in this letter of transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the prospectus, this tender is irrevocable.

        Please be advised that the Company is registering the exchange notes in reliance on the position of the staff enunciated in Exxon Capital Holdings Corp. (available April 13, 1989) and Morgan Stanley & Co. Incorporated (available June 5, 1991). The Company has not entered into any arrangement or understanding with any person to distribute the exchange notes to be received in the exchange offer and, to the best of its information and belief, each person participating in the exchange offer is acquiring the exchange notes in its ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the exchange notes to be received in the exchange offer. In this regard, the undersigned is aware that if the undersigned is participating in the exchange offer for the purpose of distributing the exchange notes to be acquired in the exchange offer, the undersigned (a) may not rely on the staff position enunciated in Exxon Capital Holdings Corp. or interpretative letters to similar effect and (b) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. The undersigned is aware that such a secondary resale transaction by a person participating in the exchange offer for the purpose of distributing the exchange notes should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K.

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 11)

      To be completed ONLY if exchange notes or any original notes delivered but not tendered for exchange are to be delivered to someone other than the registered holder of the original notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

  Issue:    ☐ Exchange notes and/or

                ☐ Original notes delivered but not tendered for exchange

Name(s):

(Please Print)
Address:

(Please include zip code)

Telephone Number with Area Code

Taxpayer Identification Number
Credit nonexchanged original notes by book-entry to the account maintained at DTC set forth below.
DTC Account Number:
Number of Account Party:
Dated:

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 1, 5, 6 and 11)

  To be completed ONLY if exchange notes or any original notes delivered but not tendered for exchange are to be issued in the name of someone other than the registered holder of the original notes whose name(s) appear(s) above.

  Issue:    ☐ Exchange notes and/or

                ☐ Original notes delivered but not tendered for exchange

Name(s):

(Please Print)
Address:

(Please include zip code)

Telephone Number with Area Code

Taxpayer Identification Number

HOLDER(S) SIGN HERE

(See Instructions 2, 5 and 6)
(Please Complete Substitute Form W-9 Contained Herein)
(Note: Signatures Must be Guaranteed if Required by Instruction 2)

        Must be signed by registered holder(s) exactly as name(s) appear(s) on certificates for the original notes tendered (or, in the case of book-entry securities, on the relevant security position listing), or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company to comply with the restrictions on transfer applicable to the original notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer or a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

X
X	(Signature(s) of holder(s) or authorized signatory)
Date:
Name(s):
(Please print)
Capacity:
Address:
(Please include zip code)
Telephone No. (with area code):
Taxpayer Identification No:

GUARANTEE OF SIGNATURES
(See Instructions 2 and 5 below)
Certain signatures must be guaranteed by an eligible institution.

(Authorized signature)
(Name)
(Capacity (full title))
(Name of eligible institution guaranteeing signature)
(Address of firm—please include zip code)
(Telephone no. (with area code) of firm)
Date:

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

        1.    Delivery of Letter of Transmittal and Original Notes; Guaranteed Delivery Procedures.    This letter of transmittal is to be completed either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer—Procedures for Tendering Original Notes" in the prospectus. Certificates, or timely confirmation of a book-entry transfer of such original notes into the exchange agent's account at DTC, as well as this letter of transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this letter of transmittal, must be received by the exchange agent at its address set forth herein on or before the expiration date set forth in the exchange offer (the "expiration date").

        Holders who wish to tender their original notes and (i) whose certificates representing their original notes are not immediately available, (ii) this letter of transmittal, the original notes or any other documents required by this letter of transmittal cannot be delivered to the exchange agent before the expiration date, or (iii) the procedures for book-entry transfer cannot be completed on or before the expiration date, may tender their original notes by properly completing and duly executing a notice of guaranteed delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer—Procedures for Tendering Original Notes—Guaranteed Delivery" in the prospectus. Pursuant to such procedures: (x) such tender must be made by or through an eligible institution (as defined below); (y) a properly completed and duly executed notice of guaranteed delivery, substantially in the form made available by the Company, must be received by the exchange agent on or prior to the expiration date; and (z) the certificates (or a book-entry confirmation (as defined in the prospectus)) representing all tendered original notes, in proper form for transfer, together with a letter of transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this letter of transmittal, must be received by the exchange agent within three business days after the date of delivery of such notice of guaranteed delivery, all as provided in "The Exchange Offer—Procedures for Tendering Original Notes—Guaranteed Delivery" in the prospectus.

        The notice of guaranteed delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission to the exchange agent, and must include a guarantee by an eligible institution in the form set forth in such notice. For original notes to be properly tendered pursuant to the guaranteed delivery procedure, the exchange agent must receive a notice of guaranteed delivery on or before to the expiration date. As used herein and in the prospectus, "eligible institution" means a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

        The method of delivery of original notes, this letter of transmittal and all other required documents is at the election and sole risk of the tendering holder, and the delivery will be deemed made only when actually received by the exchange agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight or hand delivery service is recommended. In all cases, allow sufficient time to assure timely delivery.

        The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by executing a letter of transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

        2.    Guarantee of Signatures.    No signature guarantee on this letter of transmittal is required if:

  (i)
  this letter of transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on the relevant security position listing as the owner of the original notes) of original notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

  (ii)
  such original notes are tendered for the account of a firm that is an eligible institution.

        In all other cases, an eligible institution must guarantee the signature(s) on this letter of transmittal. See Instruction 5.

        3.    Inadequate Space.    If the space provided in the box captioned "Description of 8% Senior Subordinated Notes Due 2012 Tendered" is inadequate, the certificate number(s) and/or the aggregate principal amount of original notes and any other required information should be listed on a separate signed schedule that is attached to this letter of transmittal.

        4.    Partial Tenders and Withdrawal Rights.    If less than all the original notes evidenced by any certificate submitted are to be tendered, fill in the aggregate principal amount of original notes that are to be tendered in the box entitled "Aggregate Principal Amount of Original Notes Tendered for Exchange." In such case, new certificates(s) for the remainder of the original notes that were evidenced by the old certificate(s) will be sent to the holder of the original notes (or such other party as you identify in the box captioned "Special Delivery Instructions") promptly after the expiration date. All original notes represented by certificates delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.

        Except as otherwise provided herein, tenders of original notes may be withdrawn at any time on or before the expiration date. In order for a withdrawal to be effective, a written or facsimile transmission of such notice of withdrawal must be timely received by the exchange agent at its address set forth above on or before the expiration date. Any such notice of withdrawal must specify the name of the person who tendered the original notes to be withdrawn, the aggregate principal amount of original notes to be withdrawn and (if certificates for original notes have been tendered) the name of the registered holder of the original notes as set forth on the certificate for the original notes, if different from that of the person that tendered such original notes. If certificates for the original notes have been delivered or otherwise identified to the exchange agent, then prior to the physical release of such certificates for the original notes, the tendering holder must submit the serial numbers shown on the particular certificates for the original notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an eligible institution, except in the case of original notes tendered for the account of an eligible institution. If original notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer—Procedures for Tendering Original Notes" in the prospectus, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of original notes, in which case a notice of withdrawal will be effective if delivered to the exchange agent by written or facsimile transmission. Withdrawals of tenders of original notes may not be rescinded. Original Notes properly withdrawn will not be deemed validly tendered for purposes of the exchange offer but may be retendered at any subsequent time on or before the expiration date by following any of the procedures described in the prospectus under "The Exchange Offer—Procedures for Tendering Original Notes."

        All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. The Company, any affiliates or assigns of the Company, the exchange agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any original notes that have been tendered but that are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

        5.    Signatures on Letter of Transmittal, Assignments and Endorsements.    If this letter of transmittal is signed by the registered holder(s) of the original notes tendered hereby, the signatures(s) must correspond exactly with the name(s) as written on the face of the certificate(s) (or, in the case of book-entry securities, on the relevant security position listing) without alteration, enlargement or any change whatsoever.

        If any of the original notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

        If any tendered original notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal (or facsimiles thereof) as there are different registrations of certificates.

        If this letter of transmittal or any certificates or bond powers is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

        When this letter of transmittal is signed by the registered owner(s) of the original notes listed and transmitted hereby, no endorsement(s) of certificate(s) or separate bond power(s) are required unless exchange notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such certificate(s) or bond power(s) must be guaranteed by an eligible institution.

        If this letter of transmittal is signed by a person other than the registered owner(s) of the original notes listed, the certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates. Signatures on such certificates or bond powers must be guaranteed by an eligible institution.

        6.    Special Issuance and Delivery Instruction.    If exchange notes are to be issued in the name of a person other than the signer of this letter of transmittal, or if exchange notes are to be sent to someone other than the signer of this letter of transmittal or to an address other than that shown above, the appropriate boxes on this letter of transmittal should be completed. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated and a substitute Form W-9 or appropriate Form W-8 for such recipient must also be completed. See Instruction 7. Certificates for original notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

        7.    Substitute Form W-9 (or appropriate Form W-8).    The exchanging holder is required to provide his or her correct taxpayer identification number ("TIN") on the substitute Form W-9 included in this letter of transmittal or an appropriate Form W-8. See "Important Tax Information" below for further instructions.

        8.    Irregularities.    The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of original notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the exchange offer set forth in the prospectus under "The Exchange Offer—Conditions to the Exchange Offer" or any conditions or irregularity in any tender of original notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the exchange offer (including this letter of transmittal and the instructions hereto) will be final and binding. No tender of original notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the exchange agent or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

        9.    Questions, Requests for Assistance and Additional Copies.    Questions and requests for assistance may be directed to the exchange agent at the address and telephone number set forth on the front of this letter of transmittal. Additional copies of the prospectus, the notice of guaranteed delivery and the letter of transmittal may be obtained from the exchange agent or from your broker, dealer, commercial bank, trust company or other nominee.

        10.    Lost, Destroyed or Stolen Certificates.    If any certificate(s) representing original notes has been lost, destroyed or stolen, the holder should promptly notify the exchange agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

        11.    Security Transfer Taxes.    Holders that tender their original notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, exchange notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the original notes tendered, or if a transfer tax is imposed for any reason other than the exchange of original notes in connection with the exchange offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

        IMPORTANT: This letter of transmittal (or facsimile thereof) and all other required documents must be received by the exchange agent on or before the expiration date.

IMPORTANT TAX INFORMATION

        Under U.S. federal income tax law, a holder whose tendered original notes are accepted for exchange is required by law to provide the Company with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 included herein or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the original notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the Company is not provided with the correct TIN, the Internal Revenue Service may subject the holder or transferee to a $50.00 penalty. In addition, future payments to such holder with respect to the Notes may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties. For further information on the backup withholding rules and applicable backup withholding rates, see "United States Federal Income Tax Consequences" in the prospectus.

        To prevent backup withholding, the holder is required to provide the exchange agent with either: (i) the holder's correct TIN by completing the form included herein, certifying that the TIN provided on Substitute Form W-9 is correct and that (A) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

        If the surrendering holder of the original notes writes "Applied For" in the space for the TIN in Part 1 of the substitute Form W-9, such holder must also complete the Certificate of Awaiting Taxpayer Identification Number. Notwithstanding that the certificate is completed, backup withholding at a rate of 30% may be imposed on payments made prior to the time a properly certified TIN is provided to the exchange agent.

        Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should furnish their TIN, write "Exempt" in Part II of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the exchange agent. Use Form W-9 only if you are a U.S. person (including a resident alien). A foreign person, including entities, may qualify as an exempt recipient by submitting to the exchange agent an appropriate Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's foreign status. The proper Form W-8 can be obtained from the exchange agent or the Internal Revenue Service. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

        In the case of an exchanging holder who has completed the box entitled "Special Issuance Instructions" above, however, the correct TIN on the substitute Form W-9 or appropriate Form W-8, as applicable, should be provided for the designated recipient. Failure to provide the required information will cause backup withholding on any payments made to the exchanging holder or such recipient, as the case may be, until such information is received.

        Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld if the proper information is provided to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PAYER'S NAME: SINCLAIR BROADCAST GROUP, INC.

SUBSTITUTE FORM W-9	Part I: PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number

Part II: For U.S. Payees Exempt from Backup Withholding (write "Exempt" in this space) :

Request for Taxpayer Identification Number and Certification	Part III: Certification. Under penalties of perjury, I certify that:
1.	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3.	I am a U.S. person (including a U.S. resident alien).

Certification Instructions. You must cross out item 2 above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item 2.
Signature: ____________________ Date: ____________________, 2003
Name: ____________________________ (please print)

NOTE:
FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 30% IN 2003 (29% IN 2004 AND 2005) OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

If you have applied for and are awaiting a TIN, you must write "Applied For" in the space for the TIN in Part I above and complete the following certificate.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if do not provide my taxpayer identification number by the time of payment, 30% of all reportable payments made to me thereafter (29% in 2004 and 2005) may be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.
Signature:		Date:	, 2003
Name:	(please print)

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 (FOR U.S. PERSONS ONLY)

        GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYER.—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The tables below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

For this type of account:		Give the SOCIAL SECURITY number of:	For this type of account:		Give the EMPLOYER IDENTIFICATION number of:
1.	An individual's name	The individual	1.	Sole proprietorship	The owner(3)
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	2.	A valid trust, estate, or pension trust	The legal entity (4)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	3.	Corporate Account	The corporation
4.a.	Revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	4.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
4.b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	5.	Partnership account held in the name of the business	The partnership
5.	Sole proprietorship	The owner(3)	6.	A broker or registered nominee	The broker or nominee
			7.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
First list the individuals and then circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
You must show your individual name. You may use either your social security number or your employer identification number (if you have one).

(4)
First list any valid trust, estate, or pension trust and then circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

        Note:    If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

If you don't have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

PAYEES SPECIFICALLY EXEMPTED FROM WITHHOLDING INCLUDE THE FOLLOWING:

•
An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•
The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any of the foregoing.

•
An international organization or any agency or instrumentality thereof.

•
A foreign government an any political subdivision, agency or instrumentality thereof.

PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING INCLUDE THE FOLLOWING:

•
A corporation.

•
A financial institution.

•
A dealer of securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States

•
A real estate investment trust.

•
A common trust fund operated by a bank under Section 584(a).

•
An entity registered at all times during the tax year under the Investment Company Act of 1940.

•
A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

•
A futures commission merchant registered with the Commodity Futures Trading Commission.

•
A foreign central bank.

PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING INCLUDE THE FOLLOWING:

•
Payments to nonresident aliens subject to withholding under Section 1441.

•
Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•
Payments of patronage dividends not paid in money.

•
Payments made by certain foreign organizations.

•
Section 404(k) payments made by an ESOP.

CERTAIN PAYMENTS, OTHER THAN PAYMENTS OF INTEREST, DIVIDENDS, AND PATRONAGE DIVIDENDS, THAT ARE EXEMPT FROM INFORMATION REPORTING ARE ALSO EXEMPT FROM BACKUP WITHHOLDING. FOR DETAILS, SEE SECTIONS 6041, 6041A, 6042, 6044, 6045, 6049, 6050A AND 6050N AND THE REGULATIONS THEREUNDER.

EXEMPT PAYEES SHOULD COMPLETE A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, COMPLETE PARTS 2, 3, AND 4 OF THE FORM (IF APPLICABLE), SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE.—Section 6019 requires you to provide your correct taxpayer identification number to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does nor furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

        FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.